SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                 October 6, 2009
                               ------------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to
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the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 5, 2009, Alanco Technologies, Inc. issued a press release announcing that its subsidiary, StarTrak Systems, entered into a multi-year contract with FFE Transportation Services, Inc. A copy of the press release is attached hereto as Exhibit 99.1, and is hereby incorporated by reference in this Item 1.01.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1 Press release from Alanco Technologies, Inc., dated October 5, 2009, titled "Alanco's StarTrak Systems Announces Landmark Multi-Year Contract with
                FFE Transporation Services, Inc."


Date: October 6, 2009                   SIGNATURES

                                        By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer